Supplement to the Statement of Additional Information

Credit Suisse Institutional Fund – Asia Bond Portfolio

The following information will supersede or supplement certain information in the portfolio’s Statement of Additional Information.

Portfolio Managers

Registered Investment Companies, Pooled Investment Vehicles and Other Accounts Managed

As reported to the Portfolio, the information in the following table reflects the number of registered investment companies, pooled investment vehicles and other accounts managed by the portfolio manager and the total assets managed within each category as of October 31, 2007.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Thomas Kwan	1	$692,000,000	3	$300,000,000	0	N/A

No advisory fee is paid based on performance for any of the accounts listed above.

Ownership in Securities of the Portfolio

As reported to the Portfolio, as of December 1, 2007, Mr. Kwan had no beneficial ownership in the Portfolio.

Portfolio Managers’ Compensation

Mr. Kwan is compensated for his services by Credit Suisse.  His compensation consists of a fixed base salary and a discretionary bonus that is not tied by formula to the performance of any fund or account.  The factors taken into account in determining his bonus include the Portfolio’s performance, assets held in the Fund and other accounts managed by him, business growth, team work, management, corporate citizenship, etc.

A portion of the bonus may be paid in phantom shares of Credit Suisse Group stock as deferred compensation.  Phantom shares are shares representing an unsecured right to receive on a particular date a specified number of registered shares subject to certain terms and conditions.

Like all employees of Credit Suisse, Mr. Kwan participates in Credit Suisse’s profit sharing and 401(k) plans.

Dated: December 27, 2007